FIRST EAGLE REAL ESTATE DEBT FUND

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED AUGUST 18, 2025
TO PROSPECTUS DATED MARCH 27, 2025 AND
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 27, 2025

As of August 15, 2025, private equity funds managed by Genstar Capital have acquired a majority investment in First Eagle Holdings, Inc. (“FE Holdings”), the parent company of First Eagle Investment Management, LLC (“FEIM”) and Napier Park Global Capital (US) LP (“Napier Park”), the investment adviser and investment sub-adviser to the First Eagle Real Estate Debt Fund (the “Fund”).

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies. A new investment advisory agreement with FEIM and a new sub-advisory agreement with Napier Park, which are substantially similar to the prior agreements and were approved by the Fund’s initial shareholder and the Board of Trustees of the Fund to take effect upon closing of the transaction, are now in effect and will provide for continuation of the Fund’s investment program without interruption.

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The information in this Supplement modifies the First Eagle Real Estate Debt Fund’s Prospectus dated March 27, 2025 and the First Eagle Real Estate Fund’s Statement of Additional Information dated March 27, 2025. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of the Prospectus entitled “Conflicts of Interest Relating to Affiliates,” “Principal Risks of the Fund – Conflicts of Interest Relating to Affiliates” and “Management of the Fund” and the sections of the Statement of Additional Information entitled “Investment Advisory and Other Services” and “Conflicts of Interest.” Any references to the continuing ownership of FE Holdings by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”) are superseded and removed. The discussions of conflicts of interest relating to FEIM’s affiliates are also amended to remove references to Blackstone and Corsair and should now be understood to describe similar and corresponding conflicts of interest that will exist, to the extent applicable, with regard to Genstar Capital.

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Investors Should Retain this Supplement for Future Reference